EXHIBIT 10.27







                              AGREEMENT OF SUBLEASE


                                     BETWEEN



                        SCOTT MEDNICK & ASSOCIATES, INC.,

                            a California corporation,

                     doing business as THINK NEW IDEAS, INC.

                                 AS SUBLANDLORD,



                                       AND



                             FIRST LOOK MEDIA, INC.,

                             a Delaware corporation,

                                  AS SUBTENANT

                            Dated: November 15, 2001


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                                    SUBLEASE

         THIS SUBLEASE (the "Sublease") is entered into as of November 15, 2001, by and between SCOTT MEDNICK & ASSOCIATES, INC., a California corporation, doing business as THINK NEW IDEAS, INC. (the "Sublandlord"), and FIRST LOOK MEDIA, INC., a Delaware corporation (the "Subtenant").


                                    RECITALS:


     A. 8000 Sunset, Ltd., a California limited partnership, as landlord ("Landlord"), and Sublandlord, as tenant, entered into that certain Shopping Center Lease, dated December 1, 1996, as amended by that certain First Amendment to Shopping Center Lease ("First Amendment"), dated as of August 14, 1997 (collectively, the "Master Lease"), whereby Landlord leased to Sublandlord and Sublandlord leased from Landlord approximately 15,491 usable square feet of space (the "Premises") in that certain shopping center located at 8000 Sunset Boulevard, Los Angeles, California (the "Shopping Center"). Sublandlord is a wholly-owned subsidiary of Think New Ideas, Inc., a Delaware corporation.

     B. Sublandlord now desires to sublease to Subtenant and Subtenant desires to sublease from Sublandlord the Premises, which are located on the third (3rd) level of Building B of the Shopping Center, as more particularly set forth in Exhibit A attached hereto upon the terms and conditions set forth in this Sublease.

     C. All initially capitalized terms not specifically defined in this Sublease shall have the meaning ascribed to such terms in the Master Lease.


                                   AGREEMENT:


         NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows.

1. Subleasing of the Premises. Sublandlord hereby subleases to Subtenant and Subtenant hereby leases and hires from Sublandlord the Premises upon and subject to the terms and conditions hereinafter set forth. Sublandlord and Subtenant agree that the area of the Premises for purposes of this Sublease and any and all calculations hereunder or in connection herewith shall be deemed to be 15,491 usable square feet. The parties hereby acknowledge and agree that the usable square footage of the Premises, as set forth in this Section 1.1, shall not be subject to remeasurement or modification.

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2. Sublease Term; Delivery of Premises. Unless sooner terminated as provided for herein, this Sublease is for the term (the "Sublease Term") commencing upon the date that Sublandlord delivers the Premises to Subtenant pursuant to Section 8.1 below (the "Sublease Commencement Date"), which Sublease Commencement Date is anticipated to be not later than December 6, 2001. The term of this Sublease shall expire on May 31, 2007 ("Sublease Expiration Date"). Following the Sublease Commencement Date, Sublandlord may, at its option, deliver to Subtenant a Memorandum of Sublease Commencement Date in the form attached hereto as Exhibit B which shall confirm the Sublease Commencement Date, and Subtenant shall execute and deliver such memorandum to Sublandlord within five (5) business days following receipt thereof. On or before the Sublease Commencement Date, Sublandlord shall deliver the Premises to Subtenant in a neat and clean condition comparable to the condition that existed when Subtenant inspected the Premises on August 30, 2001.

3. Rent.

          3.1 Minimum Rent. Commencing on the Rent Commencement Date (as hereinafter defined), Subtenant shall pay to Sublandlord annual basic rental (the "Minimum Rent") in the amounts set forth below, in equal monthly installments, in advance, on the first day of each month during the Sublease Term, without demand, offset, abatement or deduction of any kind, except as expressly provided otherwise in this Sublease. (There will be no rent charged for any period prior to the Rent Commencement Date.)

                          Annual                                 Monthly Minimum
 Month of Sublease       Minimum           Monthly Minimum       Rent Per Usable
     Term                 Rent                  Rent                Square Foot
--------------------------------------------------------------------------------
 Sublease Commencement
      Date -
 Rent Commencement
      Date                  0                    0                        0
--------------------------------------------------------------------------------
 Rent Commencement
     Date -
    5/31/03             $408,962.40        $34,080.20                  $2.20
--------------------------------------------------------------------------------
 6/1/03 - 5/31/04       $464,730.00        $38,727.50                  $2.50
--------------------------------------------------------------------------------
 6/1/04 - Sublease
    Expiration
      Date              $492,613.80        $41,051.15                  $2.65
--------------------------------------------------------------------------------

          As used in this Sublease, the term "Rent Commencement Date" shall mean April 1, 2002, subject to adjustment as provided below:

         (i) In the event the Sublease Commencement Date does not occur by December 6, 2001 (excluding any delays caused by Subtenant), the Rent Commencement Date shall be extended until the date that is the same number of days beyond April 1, 2002 that the Sublease Commencement Date is beyond December 6, 2001.

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         (ii) Sublandlord has advised Tenant that Operating Expenses for the
         Base Year (as referenced in Section 5.5 of the Master Lease) were equal to $12.32 per useable square foot of space, and Sublandlord anticipates total Operating Expenses for calendar year 2001 will be $15.25 per useable square foot of space. By virtue of the foregoing, it is anticipated that the total amount of Operating Expenses for which the Tenant under the Master Lease will be responsible in calendar year 2001 will be no greater than $45,388.63 (($15.25 - $12.32) x 15,491 square feet). If it turns out, based on the Landlord's statement of Operating Expenses for calendar year 2001, that the total amount of 2001 Operating Expenses for which the lessee under the Lease will be responsible will exceed $45,388.93, then the Rent Commencement Date shall be extended (beyond any extension called for by subparagraph (i) above). The number of days by which the Rent Commencement Date shall be extended shall be calculated as follows:

                  (a) First, calculate the amount by which 2001Operating Expenses exceed $45,388.93 (the "Overage Amount").

                  (b) Then, calculate the present discounted value (using an interest rate of five percent) of monthly payments in an amount equal to one twelfth of the Overage Amount commencing on April 1, 2002, and continuing until May 31, 2007.

                  (c) Finally, divide the present discounted value figure obtained in subparagraph (b) above by the daily rental figure of $1,136 to obtain the number of days by which the Rent Commencement Date is to be extended.

          3.2 Additional Rent. In addition to the Minimum Rent, Subtenant shall pay to Sublandlord as additional rent (the "Additional Rent"), in the same manner as the Minimum Rent, the following:

          (i) beginning on the Rent Commencement Date and monthly thereafter throughout the Sublease Term, Subtenant's Share (as defined below) of Operating Expenses in accordance with the terms of Article 5 of the Master Lease. Such payments shall be based on estimates and actual, annual calculations of Operating Expenses made by Landlord, as evidenced by the statements delivered by Landlord pursuant to Section 5.5(b) of the Master Lease, setting forth the amounts payable by Sublandlord to Landlord under the Master Lease, copies of which statements shall be delivered by Sublandlord to Subtenant;

         "Subtenant's Share" for purposes of this Section shall mean "Tenant's Proportionate Share" pursuant to Section 5.5 of the Master Lease.

          (ii) within five (5) business days after delivery to Subtenant of a notice of Additional Rent due, which notice shall include a copy of the applicable bill or other evidence, that Additional Rent is due under the Master Lease, the amount of any and all other costs, charges or expenses attributable to the Premises payable by Sublandlord to Landlord pursuant to the provisions of the Master Lease.

          (iii) from time to time as may be applicable, the amount of any other costs, charges or expenses billed to Sublandlord by Landlord for reimbursement to Landlord pursuant to the Master Lease for special construction services or other special services to the extent such items have been specifically requested by Subtenant in a written notice to Landlord, such amounts being due from Subtenant to Sublandlord at least five (5) business days before such amounts are due to Landlord pursuant to the Master Lease, but in no event more than ten (10) business days after Sublandlord delivers to Subtenant the applicable statement or bill from Landlord.

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          The parties  acknowledge that for calendar year 2002, the parties will make Operating Expense payments based on Landlord estimates (as provided in the Master Lease), with Sublandlord making such payments until the Rent Commencement Date, and Tenant making the same thereafter. When the final statement of 2002 Operating Expenses is sent by Landlord, Sublandlord and Tenant shall make appropriate adjustments between themselves so that Sublandlord will pay a proportion of total 2002 Operating Expenses equal to
     (i) the number of days from January 1, 2002 until the Rent Commencement Date (ii) divided by 365, and so that Tenant will pay a proportion of total 2002 Operating Expenses equal to (i) the number of days from the Rent Commencement Date until December 31, 2002, (ii) divided by 365.

          3.3 Proration. Rent for any partial month or year during which the Sublease Commencement Date occurs or the termination or expiration of this Sublease occurs shall be prorated based on the actual number of days elapsed in such month or year.

          3.4 Place for Payment of Rent. All Minimum Rent and Additional Rent payments shall be made in lawful money of the United States of America and shall be paid by Subtenant directly to Landlord at the address set forth in
     Section 4.1 of the Master Lease, or to such other party or address as Landlord may designate in writing to Subtenant; provided, however, that the Annual Minimum Rent and the Minimum Monthly Rent payable to Landlord during the period from and after June 1, 2004 through the Sublease Expiration Date shall remain unchanged, and the difference between (i) the Annual Minimum Rent and the Monthly Minimum Rent, respectively, for such period and (ii) the Annual Minimum Rent and Monthly Minimum Rent, respectively, for the period from and after June 1, 2003 through May 31, 2004 (that is, $27,883.80 and $2,323.65, respectively) shall be paid directly to Sublandlord as partial reimbursement for Sublandlord's expenses actually incurred directly in connection with this Sublease. Subtenant shall provide Sublandlord with written evidence of such payments to Landlord at the same time such payments are made.

4. Parking. Subtenant shall have the same rights and obligations of Sublandlord as Tenant with respect to the utilization of parking spaces at the Shopping Center as set forth in Section 5.3(c) of the Master Lease, as amended by the First Amendment.

5. Subordination to and Incorporation of Terms of Master Lease.

          5.1 Subordination. This Sublease is in all respects subject and subordinate to the terms and conditions of the Master Lease and to the matters to which the Master Lease is subordinate; the Sublease shall also be subject to, and Subtenant accepts this Sublease subject to, any amendments, modifications or supplements to the Master Lease hereafter made, provided that Sublandlord shall not enter into any amendment, modification or supplement of the Master Lease, unless expressly approved in writing by Subtenant. Except as otherwise expressly provided in this Sublease, Subtenant assumes and shall keep, observe and perform every term, provision, covenant and condition on Sublandlord's part to be kept, observed and performed pursuant to the Master Lease for the Sublease Term. Subtenant hereby agrees that it will conduct itself and its operations, and cause its agents, contractors, servants, employees, partners, invitees and any subtenants and licensees to conduct themselves and their operations, so as not to cause Sublandlord to be in default under the Master Lease.

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          5.2   Incorporation  of  Terms  of  Master  Lease.   Subtenant  hereby
     acknowledges that it has read and is familiar with the provisions of the Master Lease and agrees that this Sublease is subordinate to and subject to the Master Lease. Except as otherwise expressly provided in this Sublease,
     the  terms,  provisions,  covenants,   stipulations,   conditions,  rights,
     obligations,   remedies  and  agreements  contained  in  the  Master  Lease
     (including, but not limited to, those relating to default, remedies and indemnities) are incorporated herein by reference and are made a part hereof, and shall, as between Sublandlord and Subtenant (as if Sublandlord were the landlord under the Master Lease and Subtenant were the tenant under the Master Lease) constitute the terms of this Sublease except to the extent that they are inapplicable to, inconsistent with, or modified by the terms of this Sublease. All waivers of claims against or exculpations of Landlord contained in the Master Lease shall run in favor of both Landlord and Sublandlord. Notwithstanding the foregoing, as between Sublandlord and Subtenant, the provisions of the Master Lease set forth on Exhibit C attached hereto and made a part hereof shall not apply and shall be of no force or effect with respect to this Sublease.

         5.3 Estate Granted; Provision of Services.

               5.3.1 Estate Granted. Subtenant's estate shall in all respects be limited to, and be construed in a manner consistent with, the estate granted to Sublandlord by Landlord.

               5.3.2   Provision   of   Services;   Limitation   of   Liability.
          Notwithstanding anything to the contrary in this Sublease or in the Master Lease:

               (i) Sublandlord shall not be required to keep, observe or perform any of Landlord's obligations under the Master Lease, including, without limitation, to provide any of the services or make any of the repairs or restorations that Landlord has agreed to provide or make or cause to be provided or made under the Master Lease; and Sublandlord's sole obligation with respect thereto shall be to use reasonable efforts to cause Landlord to provide such services and make such repairs or restorations as are required to be provided or made under the Master Lease; and

               (ii) any and all requests for any special or additional services furnished at the expense of Sublandlord under the Master Lease shall be made only with Sublandlord's prior written consent, which shall not be unreasonably withheld or delayed, and Sublandlord shall reasonably cooperate with Subtenant in such requests.

          Notwithstanding any contrary provision contained in this Sublease, Sublandlord shall not be liable under any circumstances for consequential or punitive damages (including, but not limited to, for damage or injury to, or interference with, the conduct of Subtenant's business and any loss of revenue or profits therefrom). Subtenant shall pay all reasonable costs and expenses incurred by Sublandlord in connection with (a) any such requests and (b) the provision by Landlord of any such special or additional services. Subtenant shall not make any claim against Sublandlord for any damage which may arise, and Subtenant's obligations hereunder shall not be impaired, by reason of (I) the failure of Landlord to keep, observe or perform its obligations pursuant to the Master Lease, or (II) the acts or omissions of Landlord, its agents, contractors, servants, employees, invitees or licensees. Notwithstanding any contrary provision of this

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     Sublease, in the event that Landlord fails to perform its obligations under the Master Lease, Sublandlord agrees that upon receipt of written notice from Subtenant it shall use commercially reasonable efforts to attempt to cause Landlord to comply with the terms of the Master Lease, provided that Sublandlord shall in no event be required to initiate any litigation against Landlord in connection therewith. In the event that Landlord continues its failure to perform pursuant to the Master Lease and Subtenant
     notifies   Sublandlord  in  writing  that  Subtenant  desires  to  initiate litigation against Landlord with respect thereto, Sublandlord shall assign to Subtenant any of its rights under the Master Lease to enforce the applicable terms of the Master Lease against Landlord. Thereafter Subtenant may initiate and maintain a lawsuit against Landlord to enforce the applicable terms of the Master Lease, at Subtenant's sole cost and expense, provided that Subtenant shall indemnify, defend, protect, and hold harmless Sublandlord from and against any and all loss, cost, claim, damage, expense and liability (including, without limitation, reasonable attorneys' fees, costs, and disbursements) incurred in connection with or arising from any such direct action by Subtenant.

          5.4 Sublandlord Covenants. Sublandlord shall perform its obligations under the Master Lease, subject to the obligations of Subtenant as set forth in this Sublease. Furthermore, Sublandlord shall not to take any action or do or perform any act or fail to perform any act which would result in the failure or breach of any of the covenants, agreements, terms, provisions or conditions of the Master Lease on the part of the tenant thereunder, subject again to the obligations of Subtenant as set forth in this Sublease. Sublandlord shall indemnify, defend, protect, and hold Subtenant harmless from and against, any and all losses, costs, claims, damages, expenses and liabilities (including, without limitation, reasonable attorneys' fees, costs and disbursements), arising from any default by Sublandlord in the performance of any of Sublandlord's
     obligations  under  this  Sublease  or  the  Master  Lease,   unless  those
     obligations  are those of  Subtenant  under  this  Sublease.

6. Use of the Premises. Subtenant covenants not to use the Premises for any purpose other than any lawful business use specifically permitted by the terms of the Master Lease and in a manner consistent in all respects with the provisions of the Master Lease.

7. Subtenant's Insurance. Notwithstanding anything in the Master Lease or this Sublease to the contrary, Subtenant shall cause Subtenant's insurance, as required to be carried by Tenant pursuant to the terms of the Master Lease, to name Landlord and Sublandlord as additional insureds.

8. Condition of the Premises; Alterations.

          8.1 Condition of Premises. Subtenant has examined the Premises, is familiar with the physical condition thereof and agrees (except as may be otherwise specifically set forth in this Sublease) to take the same "AS IS" in the condition in which it exists as of the date of execution hereof. Subtenant hereby acknowledges that Sublandlord has made no representations or warranties with respect to the condition of the Premises, including, without limitation the suitability of the Premises for Subtenant's intended use, and that Sublandlord shall not, nor or at any time in the future, be required to make any expenditures whatsoever with respect to the Premises, except as otherwise specifically provided herein.

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          8.2 Alterations. Subtenant shall have the right to make Alterations to the Premises, (i) without Sublandlord's consent but upon prior written notice to Sublandlord, and (ii) subject to Landlord's approval and any other requirements of the Master Lease.

          8.3 Ownership and Removal of Alterations. In connection with the provisions of and the rights of Landlord under the Master Lease, during the term of this Sublease, Subtenant shall retain ownership of the Alterations made by Subtenant to the Premises from and after the date of execution hereof. Subtenant shall only be required to remove Alterations made by Subtenant to the Premises upon the expiration or termination of this Sublease to the extent required by Landlord in accordance with the terms of the Master Lease, and in such event Subtenant shall remove such Alterations prior to the expiration or earlier termination of the Sublease Term, at Subtenant's sole cost, and restore the applicable portion of the Premises to its condition which existed as of the Sublease Commencement Date, reasonable wear and tear excepted, in accordance with the terms of the Master Lease. In the event that Subtenant fails to complete such work prior to the expiration or earlier termination of the Sublease Term, Sublandlord shall have the right to perform such work, at Subtenant's cost, and Subtenant shall pay Sublandlord the amount incurred by Sublandlord therefor (the "Removal Costs") within five (5) days of Subtenant's receipt of an invoice therefor. If Subtenant fails to timely pay Sublandlord the Removal Costs, then Sublandlord shall have the right to draw upon the "L-C," as that term is defined in Section 19.1 below to pay the same, in addition to Sublandlord's other rights and remedies under this Sublease. Subtenant shall have no obligation to remove any Alterations made by Sublandlord or any other person prior to the Sublease Commencement Date.

9. Assignment and Subletting; Consent Required. Subtenant shall not, directly or indirectly, by operation of law or otherwise, sell, assign, encumber, pledge, or otherwise transfer or hypothecate all or any part of the Premises or Subtenant's leasehold estate hereunder, or sublet or otherwise permit the occupancy of the Premises or any portion thereof (any of the foregoing being referred to herein as a "Transfer"), without the prior written consent of Sublandlord and Landlord in accordance with the provisions of Article XVI of the Master Lease. Any such Transfer shall be subject to all of the rights of Landlord (and of Sublandlord) under said Article XVI and, except as otherwise specifically provided for or modified herein, such rights shall apply equally to Sublandlord. Subtenant agrees that any consent to any Transfer of this Sublease or the Premises shall not be deemed to be a consent to any other Transfer and shall not thereby release or discharge Subtenant from its obligations and liabilities hereunder. Any assignment or subletting for which Sublandlord's consent is required hereunder made without such consent shall be void. Sublandlord agrees to use commercially reasonable efforts to attempt to cause Landlord to consent to a proposed Transfer of this Sublease, provided that (i) Subtenant pays any costs incurred by Sublandlord with respect thereto, and (ii) Sublandlord shall in no event be required to initiate any litigation or other dispute resolution procedure against Landlord in connection therewith.

10. Quiet Enjoyment. With respect to Section 29.5 of the Master Lease, Subtenant's right to quiet enjoyment of the Premises shall in any event be subject to Landlord's rights under the Master Lease.

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11. Time Limits.  As between  Sublandlord and Subtenant,  and except as provided elsewhere in this Sublease, the time limits set forth in the Master Lease for the giving of notices, making demands, performance of any act, condition or covenant, or the exercise of any right, remedy or option, shall be shortened for the purpose of this Sublease in each instance by the lesser of (i) five (5) days, or (ii) one-half of the applicable time limit set forth in the Master Lease, so that notices may be given, demands made, or any act, condition or covenant performed, or any right, remedy or option hereunder exercised, by Sublandlord or Subtenant, as the case may be, within the time limits relating thereto contained in the Master Lease.

12. Brokers and Finders. In connection with the transaction contemplated by this Sublease, each party hereby represents and warrants that it has not had, and shall not have, any dealings with any third party to whom the payment of any broker's fee, finder's fee, commission or other similar compensation shall or may become due or payable, other than Lincoln Property Company and CB Richard Ellis (the "Brokers"). Sublandlord and Subtenant shall each indemnify, defend and hold the other harmless from and against any and all loss, cost, damage, liability, claim or expense (including, without limitation, reasonable attorneys' fees, charges and disbursements), by reason of a breach of the foregoing provisions or by reason of any claim of or liability to any broker, finder or like agent who shall claim to have dealt with Sublandlord or Subtenant, respectively, in connection with this transaction and this Sublease, except with respect to the Brokers as provided above. The provisions of this Section shall survive the termination of this Sublease.

13. Rent Abatement. With respect to Section 14.4 of the Master Lease, Subtenant shall be entitled to rent abatement or a rent reduction under this Sublease with respect to the Premises, subject to the provisions of said Section 14.4 of the Master Lease, but only for the time period that Sublandlord receives rent abatement from Landlord for the Premises or a portion thereof.

14. Indemnification. Neither Sublandlord nor its agents shall be liable to Subtenant, its employees, agents, contractors and licensees for, and Subtenant shall indemnify, defend, protect, and hold Sublandlord harmless from and against, any and all losses, costs, claims, damages, expenses and liabilities (including, without limitation, reasonable attorneys' fees, costs and disbursements), incurred in connection with or arising from (i) any injury, damage or loss (by theft or otherwise) to Subtenant or to any other person occurring on the Premises, irrespective of the cause of such injury, damage or loss, (ii) any default by Subtenant in the observance or performance of any of the terms, covenants, conditions or agreements of this Sublease on Subtenant's part to be observed or performed, (iii) the use or occupancy or manner of use or occupancy of the Premises by Subtenant or any person claiming through or under Subtenant, (iv) the condition of the Premises, or (v) any acts, omissions or negligence of Subtenant, its agents, employees, or licensees, in or about the Premises, and any acts, omissions or negligence of Subtenant's visitors within the Premises, either prior to, during, or after the expiration of the Sublease Term. Sublandlord shall, however, be responsible for any of the foregoing to the extent caused by or due to the negligence or willful misconduct of Sublandlord or its agents, employees or contractors.

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     In  connection  with any matter  covered by an indemnity  set forth in this
Section 14 or incorporated into this Sublease by reference to the Master Lease, the indemnified party shall promptly give the indemnifying party written notice of any such matter which may be covered by such indemnity provisions, and the indemnifying party shall have the opportunity to defend any claims relating thereto with counsel reasonably satisfactory to the indemnified party.

15. Right of Entry. Sublandlord and its agents and representatives shall have the right, at all reasonable times, upon reasonable prior notice to Subtenant, but in such manner as to cause as little disturbance to Subtenant as reasonably practicable, to enter the Premises for purposes of inspection, to post notices of non-responsibility, and to protect the interest of Sublandlord in the Premises. No such entry shall be construed under any circumstances as a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Subtenant, and Subtenant hereby waives any claim against Sublandlord or its agents or representatives for damages for any injury or inconvenience to or interference with, Subtenant's business or quiet enjoyment of the Premises.

16. Notices. All notices, requests, demands and other communications which are required or may be given pursuant to the terms of this Sublease shall be given in accordance with Section 26.1 of the Master Lease at the following addresses:

         If to Sublandlord:

                  Scott Mednick & Associates, Inc.
                    doing business as Think New Ideas, Inc.
                  1001 Brickell Bay Drive
                  Suite 3000
                  Miami, Florida  33131
                  Attention:  Mr. James Timmons
                  Telefax no.:  (305) 373-5428

         With a copy to:

                  Gorry Meyer & Rudd L.L.P.
                  2029 Century Park East, Suite 400
                  Los Angeles, California  90067
                  Attention:  David T. Hathaway, Esq.
                  Telefax no.:  (310) 277-5968

         If to Subtenant:

                  First Look Media, Inc.
                  8800 Sunset Boulevard
                  Los Angeles, California  90069
                  Attention:  Mr. Bill Lischak
                  Telefax no.:  (310) 855-0152
                  (Prior to Sublease Commencement Date)
         or

                  First Look Media, Inc.
                  8000 Sunset Boulevard
                  Suite B310
                  Los Angeles, California  90046
                  Attention:  Mr. Bill Lischak
                  Telefax no.:  _________________
                  (After Sublease Commencement Date)

         and, in either case, with a copy to:

                  Mitchell, Silberberg & Knupp LLP
                  11377 West Olympic Boulevard
                  Los Angeles, California  90064
                  Attn:  John M. Kuechle, Esq.
                  Telefax no.:  (310) 312-3798

17. Authority. Subtenant represents that (1) Subtenant is a corporation duly organized and validly existing under the laws of the State of Delaware, (2) Subtenant has full power and authority to enter into this Sublease, and (3) each person signing on behalf of Subtenant is authorized to do so.

18. Cancellation of Master Lease. In the event of the early cancellation or termination of the Master Lease for any reason whatsoever or of the involuntary surrender of the Master Lease by operation of law prior to the expiration date of this Sublease, Subtenant agrees to make full and complete attornment to Landlord under the Master Lease for the balance of the term of this Sublease and upon the then executory terms hereof at the option of Landlord at any time during Subtenant's occupancy of the Premises, which attornment shall be evidenced by an agreement in form and substance reasonably satisfactory to Landlord and Subtenant, provided that in no event shall Landlord (i) be liable for any previous act or omission of Sublandlord under this Sublease, (ii) be subject to any defense or offset previously accrued in favor of Subtenant against Sublandlord, or (iii) be bound by any previous modification of the Sublease made without Landlord's written consent, or by any previous prepayment by Subtenant of more than one month's rent. Subtenant agrees to execute and deliver such an agreement at any time within ten (10) business days after request of Landlord, and Subtenant waives the provisions of any law now or hereafter in effect which may give Subtenant any right or election to terminate this Sublease or to surrender possession of the Premises in the event any proceeding is brought by Landlord under the Master Lease to terminate the Master Lease.

19. Letter of Credit.

          19.1 Delivery and Form of Letter of Credit. Subtenant shall deliver to Sublandlord, concurrently with Subtenant's execution and delivery of this Sublease to Sublandlord, an unconditional, clean, irrevocable letter of credit (the "L-C") in the initial amount of One Hundred Thirty Six Thousand Three Hundred Twenty and 80/100 Dollars ($136,320.80) (the "L-C Amount"), which L-C shall be issued by a recognized bank (a bank which accepts deposits, maintains accounts, has a local office in Los Angeles, California, which will negotiate a letter of credit, and whose deposits are insured by the FDIC) reasonably acceptable to Sublandlord, and which L-C shall be in form and content as set forth in Exhibit D attached hereto. Subtenant shall pay all expenses, points and/or fees incurred by Subtenant in obtaining the L-C.

          19.2 Application of the L-C. The L-C shall be held by Sublandlord as security for the faithful performance by Subtenant of all the terms, covenants, and conditions of this Sublease to be kept and performed by Subtenant during the Sublease Term. The L-C shall not be terminated, assigned or encumbered in any manner whatsoever by Subtenant without the prior written consent of Sublandlord. If Subtenant defaults with respect to any provisions of this Sublease, including, but not limited to, the provisions relating to the payment of Rent, and fails to cure such default within the applicable cure period set forth in this Sublease, or if Subtenant fails to renew the L-C at least thirty (30) days before its expiration or fails to timely pay Sublandlord for any Removal Costs, then Sublandlord may, but shall not be required to, draw upon all or any portion of the L-C for payment of any Rent or any other sum in default, or for the payment of any amount that Sublandlord may reasonably spend or may become obligated to spend by reason of Subtenant's default or failure to pay, or to compensate Sublandlord for any other loss or damage that Sublandlord may suffer by reason of Subtenant's default or failure to pay. The use, application or retention of the L-C, or any portion thereof, by Sublandlord shall not (a) prevent Sublandlord from exercising any other right or remedy provided by this Sublease or by law, it being intended that Sublandlord shall not first be required to proceed against the L-C, or (b) operate as a limitation on any recovery to which Sublandlord may otherwise be entitled. Any amount of the L-C which is drawn upon by Sublandlord, but is not used or applied by Sublandlord, shall be held by Sublandlord and deemed a security deposit (the "L-C Security Deposit"). If any portion of the L-C is drawn upon, Subtenant shall, within five (5) days after written demand therefor, either (i) deposit cash with Sublandlord (which cash shall be applied by Sublandlord to the L-C Security Deposit) in an amount sufficient to cause the sum of the L-C Security Deposit and the amount of the remaining L-C to be equivalent to the amount of the L-C then required under this Sublease or (ii) reinstate the L-C to the amount then required under this Sublease. If any portion of the L-C Security Deposit is used or applied, Subtenant shall, within five (5) days after written demand therefor, deposit cash with Sublandlord (which cash shall be applied by Sublandlord to the L-C Security Deposit) in an amount sufficient to restore the L-C Security Deposit to the amount then required under this Sublease, and Subtenant's failure to do so shall be a default under this Sublease. Subtenant acknowledges that Sublandlord has the right to transfer its interest in the Master Lease and this Sublease with the consent of Subtenant, which consent shall not be unreasonably withheld or delayed. Subtenant agrees that in the event of any such transfer, Sublandlord shall have the right to transfer or assign the L-C Security Deposit and/or the L-C to the transferee. If Subtenant has not previously been in default under the Sublease beyond the applicable cure period provided in this Sublease, and provided that Subtenant is not then in default under the Sublease beyond the applicable cure period provided in this Sublease, the L-C Amount shall be reduced on the third (3rd) anniversary of the Sublease Commencement Date to an amount equal to Eighty Two Thousand One Hundred Two and 30/100 Dollars ($82,102.30). If Subtenant shall fully and faithfully perform every provision of this Sublease to be performed by it, the L-C Security Deposit and/or the L-C, or any balance thereof, shall be returned to Subtenant within thirty (30) days following either the expiration of the Sublease Term or the earlier termination of this Sublease for any reason other than a default by Subtenant.

          19.3 Cash as Security Deposit. In lieu of the L-C, Subtenant shall have the right at any time to deliver cash to Sublandlord (the "Security Deposit") in the L-C Amount then required, in which event the Security Deposit shall be held by Sublandlord as security for the faithful performance by Subtenant of all of the terms, covenants, and conditions of this Sublease to be kept and performed by Subtenant during the Sublease Term. If Subtenant defaults with respect to any provisions of this Sublease, including, but not limited to, the provisions relating to the payment of Rent, and fails to cure such default within the applicable cure period set forth in this Sublease, Sublandlord may, but shall not be required to, use, apply or retain all or any part of the Security Deposit for the payment of any Rent or any other sum in default, or for the payment of any amount that Sublandlord may spend or become obligated to spend by reason of Subtenant's default, or to compensate Sublandlord for any other loss or damage that Sublandlord may suffer by reason of Subtenant's default. If any portion of the Security Deposit is so used or applied, Subtenant shall, within five (5) days after written demand therefor, deposit cash with Sublandlord in an amount sufficient to restore the Security Deposit to its original amount, and Subtenant's failure to do so shall be a default under this Sublease. If Subtenant shall fully and faithfully perform every provision of this Sublease to be performed by it, the Security Deposit, or any balance thereof, shall be returned to Subtenant within thirty (30) days following either the expiration of the Sublease Term or the earlier termination of this Sublease for any reason other than a default by Subtenant. Sublandlord shall deposit the Security Deposit in an interest bearing account selected by Sublandlord, in its sole discretion, and Subtenant shall be entitled to the interest on the Security Deposit.

20. Transfer by Sublandlord. Sublandlord may transfer its interest in the Master Lease and this Sublease with the consent of Subtenant, which consent shall not be unreasonably withheld or delayed.

21. No Leasehold Mortgages. Sublandlord represents that there are no currently existing leasehold mortgages encumbering its leasehold interest in the Premises.

22.  Signage.  Subject to Article X of the Master  Lease and to  Landlord's  and
Sublandlord's approval, Subtenant shall be entitled to the installation and operation of tenant signage, at its own expense, at those locations on the exterior of the Premises approved by Landlord within its sole discretion.

23. Representations by Sublandlord. Sublandlord represents to Subtenant that the Master Lease is in full force and effect as of the date hereof, and that, neither Sublandlord nor (to the actual knowledge of Sublandlord as of the date hereof) Landlord is in default under the Master Lease.

24. Consent of Landlord. This Sublease shall not be effective unless Landlord gives its written consent hereto pursuant to the terms of the Master Lease. If Landlord's consent shall not be obtained and a copy thereof delivered to Subtenant within thirty (30) days of the date hereof, either Sublandlord or Subtenant shall have the option to cancel this Sublease by notice to the non-terminating party at any time after such thirty (30) day period and prior to the date on which such consent is received. Landlord's written consent shall be in form and substance reasonably acceptable to Subtenant, and without limiting the generality of the foregoing, shall include provisions in substantially the following form:

         (i) In the event Sublandlord defaults under its obligations to be performed under the Master Lease, Landlord shall deliver to Subtenant a copy of any notice of default or other notice related thereto. Subtenant shall have the right to cure any default by Sublandlord within ten (10) days after Subtenant's receipt of written notice thereof.

         (ii) In the event the Master Lease is terminated because of a default by Sublandlord under the Master Lease, Landlord shall so notify Subtenant and shall recognize the entire estate of Subtenant created by this Sublease; provided that Subtenant attorns to Landlord and performs all of the obligations of Subtenant under this Sublease to Landlord, in which event Landlord shall continue this Sublease with the same force and effect as if Landlord and Subtenant had entered into a lease with the same provisions as this Sublease.

25. Entire Agreement. This Sublease sets forth the entire agreement between the parties and there are no other agreements or understandings of any kind or nature between the parties with respect to the subject matter, except as set forth herein. This Sublease may not be modified, altered, or amended, other than by an agreement in writing, signed by the party against whom enforcement of said agreement is sought.

[Signatures continue on next page]

         IN WITNESS WHEREOF, the parties have duly executed this Sublease as of the date first above written.

                                     SUBLANDLORD:

                                     SCOTT MEDNICK & ASSOCIATES, INC.,
                                     a California corporation, doing business as THINK NEW IDEAS, INC.

                                     By:   /s/ Frank Zomerfield
                                           -------------------------------------

                                           Its:
                                                 -------------------------------



                                     SUBTENANT:

                                     FIRST LOOK MEDIA, INC.,
                                     a Delaware corporation

                                     By:   William F. Lischak
                                           -------------------------------------

                                           Its:
                                                 -------------------------------

CONSENTED TO AND ACKNOWLEDGED BY:

         Guarantor:

         THINK NEW IDEAS, INC.,
         a Delaware corporation

         By:   /s/ Frank Zomerfield
               -------------------------------------
         Its:      -------------------------------------

                                    EXHIBIT A


                                    PREMISES

                       [drawing of premises not included]







                                   EXHIBIT A
                                      -1-

                                       EXHIBIT B


                    MEMORANDUM OF SUBLEASE COMMENCEMENT DATE


         THIS MEMORANDUM is made and entered into as of ____________ __, 2001, by and between SCOTT MEDNICK & ASSOCIATES, INC., a California corporation, doing business as THINK NEW IDEAS, INC. ("Sublandlord"), and FIRST LOOK MEDIA, INC., a Delaware corporation ("Subtenant"), with respect to that certain Agreement of Sublease dated as of ____________, 2001 (the "Sublease"), between Sublandlord and Subtenant.

         The term of the Sublease commenced on ___________, 2001 with respect to the Premises, which date is defined in Section 2 of the Sublease as the Sublease Commencement Date. The Sublease Term shall expire on May 31, 2007, unless sooner terminated pursuant to the Sublease.

         IN WITNESS WHEREOF, Sublandlord and Subtenant have executed this Memorandum as of the date set forth in the first paragraph hereof.

                                  SUBLANDLORD:

                                     SCOTT MEDNICK & ASSOCIATES, INC.,
                                     a California corporation, doing business as THINK NEW IDEAS, INC.

                                     By:
                                           -------------------------------------

                                           Its:
                                                 -------------------------------



                                  SUBTENANT:

                                     FIRST LOOK MEDIA, INC.,
                                     a Delaware corporation

                                     By:
                                           -------------------------------------

                                           Its:
                                                 -------------------------------



                                   EXHIBIT B
                                      -1-

                                    EXHIBIT C


                       EXCLUDED PROVISIONS OF MASTER LEASE

Section 1.1, the subparagraphs       Landlord, Landlord's Mailing Address,
with the following titles:           Tenant, Tenant's Mailing Address, Lease
                                     Term, Target Commencement Date, Initial
                                     Minimum Rent, Landlord's Broker, Tenant's
                                     Broker and Guarantor.

Article 3                            Term and Commencement Date

Article 4                            Minimum Rent

Section 8.1, the following phrase    "other than as specifically set
in the 2nd line:                     forth in the Work Letter"

Article XIX                          Lease Guaranty

Article XX                           Letter of Credit

Article XXIV                         Subordination; Non-Disturbance

Article XXV                          Option for Renewal

Section 29.7                         Brokers

Section 29.22                        Landlord Liability

Section 29.23                        Rules and Regulations

Exhibit "C"                          Work Letter Agreement (other than as
                                     generally applicable to all
                                     works of improvement in the Premises)

Exhibit "D"                          Memorandum of Lease Commencement

Exhibit "G"                          Guaranty

Exhibit "H"                          Subordination and Non-Disturbance Agreement

Exhibit "K"                          Option Space


                                   EXHIBIT C

                                    EXHIBIT D

                            FORM OF LETTER OF CREDIT

                              (Letterhead of a bank
                             acceptable to Landlord)
__________ __, 2001

Think New Ideas, Inc.
1001 Brickell Bay Drive
Suite 3000
Miami, Florida  33131
Attention:  Mr. James Timmons

Ladies and Gentlemen:

         We hereby establish our Irrevocable Letter of Credit and authorize you to draw on us at sight for the account of First Look Media, Inc., a Delaware corporation, the aggregate amount of One Hundred Thirty Six Thousand Three Hundred Twenty and 80/100 Dollars ($136,320.00).

         Funds under this Letter of Credit are available to the beneficiary hereof as follows:

         Any or all of the sums hereunder may be drawn down at any time and from time to time from and after the date hereof by Think New Ideas, Inc. ("Beneficiary") when accompanied by this Letter of Credit and a written statement signed by a representative of Beneficiary, certifying that such moneys are due, unpaid and owing to Beneficiary by First Look Media, Inc. ("First Look") under that certain Agreement of Sublease dated November 15, 2001, between Beneficiary and Scott Mednick & Associates, Inc., doing business as First Look, and a sight draft executed and endorsed by a representative of Beneficiary.

         This Letter of Credit is transferable in its entirety at no cost of Beneficiary or the transferee. Should a transfer be desired, such transfer will be subject to the return to us of this advice, together with written instructions.

         The amount of each draft must be endorsed on the reverse hereof by the negotiating bank. We hereby agree that this Letter of Credit shall be duly honored upon presentation and delivery of the certification specified above.

         This Letter of Credit shall expire on ______________.

         Notwithstanding the above expiration date of this Letter of Credit, the term of this Letter of Credit shall be automatically renewed for successive, additional one (1) year periods (but in no event beyond May 31, 2007) unless, at least thirty (30) days prior to any such date of expiration, the undersigned shall give written notice to Beneficiary, by certified mail, return receipt requested and at the address set forth above or at such other address as may be given in writing to the undersigned by Beneficiary, that this Letter of Credit will not be renewed.


                                   EXHIBIT D

         This Letter of Credit is governed by the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication 500.

                                            Very truly yours,

                                            (Name of Issuing Bank)



                                            By:_________________________________



                                   EXHIBIT D
                                      -2-